UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2015

Foundation Medicine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36086	27-1316416
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Second Street

Cambridge, MA 02141

(Address of Principal Executive Offices) (Zip Code)

(617) 418-2220

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment (this “Amendment”) to the Form 8-K of Foundation Medicine, Inc. (the “Company”), originally filed on January 12, 2015 (the “Form 8-K”), is being filed to include copies of (i) the Collaboration Agreement, by and among the Company, F. Hoffmann-La Roche Ltd (“Roche”) and Hoffmann-La Roche Inc., dated January 11, 2015 (the “Collaboration Agreement”) as Exhibit 10.2 to the Form 8-K, (ii) the Ex-US Commercialization Agreement, by and between the Company and Roche, dated January 11, 2015 (the “Ex-US Commercialization Agreement”) as Exhibit 10.3 to the Form 8-K, (iii) the US Education Collaboration Agreement, by and between the Company and Genentech, Inc., dated January 11, 2015 (the “US Education Collaboration Agreement”) as Exhibit 10.4 to the Form 8-K, and (iv) the Binding Term Sheet for an In Vitro Diagnostics Collaboration, by and between the Company and Roche, dated January 11, 2015 (the “IVD Term Sheet”) as Exhibit 10.5 to the Form 8-K. Confidential treatment has been requested for certain portions of the Collaboration Agreement, the Ex-US Commercialization Agreement, the US Education Collaboration Agreement and the IVD Term Sheet. Omitted portions have been filed separately with the U.S. Securities and Exchange Commission (the “SEC”). Except as provided below, the Form 8-K and exhibits are otherwise unaltered by this Amendment.

Item 1.01. Entry into a Material Definitive Agreement.

The Collaboration Agreement, the Ex-US Commercialization Agreement, the US Education Collaboration Agreement, and the IVD Term Sheet are incorporated by reference into Item 1.01 of the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Transaction Agreement, by and between the Company and Roche Holdings, Inc., dated January 11, 2015 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on January 12, 2015).

4.1	Investor Rights Agreement, by and between the Company and Roche Holdings, Inc., dated January 11, 2015 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed with the SEC on January 12, 2015).

4.2	Amendment to Second Amended and Restated Investors’ Rights Agreement, by and between the Company and the Investors named therein, dated January 11, 2015 (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K, filed with the SEC on January 12, 2015).

10.1	Tax Sharing Agreement, by and between the Company and Roche Holdings, Inc., dated January 11, 2015 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on January 12, 2015).

10.2*	Collaboration Agreement, by and among the Company, F. Hoffman-La Roche Ltd and Hoffman-La Roche Inc., dated January 11, 2015.

10.3*	Ex-US Commercialization Agreement, by and between the Company and F. Hoffmann-La Roche Ltd, dated January 11, 2015.

10.4*	US Education Collaboration Agreement, by and between the Company and Genentech, Inc., dated January 11, 2015.

10.5*	Binding Term Sheet for an In Vitro Diagnostics Collaboration, by and between the Company and F. Hoffman-La Roche Ltd, dated January 11, 2015.

99.1	Form of Tender and Support Agreement entered into by Roche Holdings, Inc. with Third Rock Ventures, L.P., dated January 11, 2015 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed with the SEC on January 12, 2015).

99.2	Form of Tender and Support Agreement entered into by Roche Holdings, Inc. with affiliates of KPCB Holdings, Inc., dated January 11, 2015 (incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed with the SEC on January 12, 2015).

99.3	Form of Tender and Support Agreement entered into by Roche Holdings, Inc. with Google Ventures 2011, L.P., dated January 11, 2015 (incorporated by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K, filed with the SEC on January 12, 2015).

99.4	Press Release, issued by the Company, dated January 12, 2015 furnished as Exhibit 99.4 of the Company’s Current Report on Form 8-K, filed with the SEC on January 12, 2015).

*	Certain confidential information contained in this exhibit was omitted by means of redacting a portion of the text and replacing it with [***]. This exhibit has been filed separately with the SEC without the redaction pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foundation Medicine, Inc.

Dated: February 2, 2015	By:	/s/ Robert W. Hesslein
	Name:	Robert W. Hesslein
	Title:	Senior Vice President, General Counsel and Secretary